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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                             CAPITAL HOLDINGS, INC.
             (Exact Name of Registrant as specified in its Charter)

        OHIO                                               34-1588902
(State of Incorporation)                       (IRS Employer Identification No.)

                               5520 MONROE STREET
                              SYLVANIA, OHIO 43560
          (Address of principal executive offices, including zip code)

     CAPITAL HOLDINGS, INC. AMENDED AND RESTATED DIRECTOR AND EMPLOYEE STOCK
                                 PURCHASE PLAN
                            (Full Title of the Plan)

                                MR. JOHN S. SZUCH
                                CHAIRMAN AND CEO
                                CAPITAL HOLDINGS, INC.
                                5520 MONROE STREET
                                SYLVANIA, OHIO 43560
                                (419) 885-7379
                      (Name, address and telephone number of agent for service)

                                COPIES TO:
                                EDWIN L. HERBERT, ESQ.
                                WERNER & BLANK CO., L.P.A.
                                7205 WEST CENTRAL AVENUE
                                TOLEDO, OHIO  43617
                                (419) 841-8051

                         CALCUATION OF REGISTRATION FEE

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                                                                     Proposed Maximum       Proposed Maximum
           Title of Securities                 Amount to be           Offering Price       Aggregate Offering        Amount of
            to be Registered                   Registered(1)           per Share(2)             Price(2)          Registration Fee
------------------------------------------------------------------------------------------------------------------------------------


Common Stock, no par value                        200,000               $28.75              $ 5,750,000.00           $1,599.00

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 (1) Together with an indeterminate number of additional shares which may be necessary to adjust the number of shares of common stock, no par value ("Common Stock"), of Capital Holdings, Inc. (the "Company" or "Registrant") registered hereby as a result of a stock split, stock dividend or similar adjustment of the outstanding Common Stock.

 (2) Estimated solely for the purpose of calculating the registration fee, which has been calculated pursuant to Rule 457(h) under the Securities Act of 1933, ("Securities Act"), based upon the average of the high and low prices of the Common Stock as reported on the Over-the-Counter Electronic Bulletin Board on November 15, 1999.



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                            INCORPORATION OF EARLIER
                         FORM S-8 REGISTRATION STATEMENT

THE COMPANY IS REGISTERING AN ADDITIONAL 200,000 SHARES OF ITS COMMON STOCK IN RESPECT TO ITS AMENDED AND RESTATED DIRECTOR AND EMPLOYEE STOCK PURCHASE PLAN, FORMERLY CALLED THE EMPLOYEE STOCK PURCHASE PLAN. THESE SECURITIES ARE OF THE SAME CLASS AS THOSE FOR WHICH A REGISTRATION STATEMENT ON FORM S-8, FILE NUMBER 333-17151, WAS PREVIOUSLY FILED WITH COMMISSION. ACCORDINGLY, THE CONTENTS OF THE COMPANY'S FORM S-8 REGISTRATION STATEMENT, FILE NUMBER 333-17151, ARE INCORPORATED BY REFERENCE, AS PERMITTED BY GENERAL INSTRUCTION E TO USE OF FORM S-8. INFORMATION REQUIRED IN THIS REGISTRATION STATEMENT THAT WAS NOT CONTAINED IN THE COMPANY'S EARLIER REGISTRATION STATEMENT, FILE NUMBER 333-17151, IS SET FORTH HEREIN.

                         ------------------------------

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

     ONLY INFORMATION REQUIRED IN THIS REGISTRATION STATEMENT THAT WAS NOT CONTAINED IN THE COMPANY'S FORM S-8 REGISTRATION STATEMENT, FILE NUMBER 333-17151, IS SET FORTH BELOW. ALL OTHER INFORMATION IS INCORPORATED BY REFERENCE TO THE COMPANY'S FORM S-8 REGISTRATION STATEMENT, FILE NUMBER 333-17151.

ITEM 3.    INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents filed or to be filed with the Securities and Exchange Commission (the "Commission") are incorporated by reference in this Registration Statement:

     (a) The Company's Annual Report on Form 10-K for the year ended December 31, 1998.

     (b) All reports filed by the Company pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), since the end of the fiscal year covered by the Form 10-K referred to in clause (a) above.

     (c) The description of the Common Stock of the Company contained in the Company's registration statement on Form 8-A filed on April 30, 1993.

     (d) All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date hereof and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold.

ITEM 8.    EXHIBITS.

     The following exhibits are filed with or incorporated by reference into this Registration Statement on Form S-8:

     Number       Exhibit

     4.1*         Articles of Incorporation of Capital Holdings, Inc.


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     4.2**        Amendment to Articles of Incorporation of Capital Holdings,
                  Inc.

     5 Opinion of Werner & Blank Co., L.P.A. as to the legality of the securities

    23.1          Consent of Werner & Blank Co., L.P.A.
                  (contained in the opinion included as Exhibit 5)

    23.2          Consent of Ernst & Young LLP

    24            Power of Attorney


* Incorporated by reference to the Registrant's filing on Form S-1 (File No. 33-46573) Registration Statement, as amended.

** Incorporated by reference to the Registrant's filing on Form S-3 (File No. 333-85837) Registration Statement, as amended.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sylvania, State of Ohio, on November 12, 1999.

                                           By: /s/ John S. Szuch
                                              ------------------------------
                                              John S. Szuch
                                              Chairman and Chief Executive
                                              Officer
                                              (Duly Authorized Representative)

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

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
             SIGNATURE                       TITLE                              DATE
         /s/ John S. Szuch
        ---------------------
            John S. Szuch         Chairman of the Board of Directors,       November 12, 1999
                                 Chief Executive Officer and Director
         /s/ David L. Mead         (Principal Executive Officer)
        ---------------------
            David L. Mead            Senior Vice President and              November 12, 1999
                                      Chief Financial Officer
                                (Principal Financial and Accounting
      /s/ Robert A. Sullivan                  Officer)
    -------------------------
          Robert A. Sullivan      President, Chief Operating Officer,       November 12, 1999
                                        Secretary and Director


         /s/ Bruce K. Lee
        ---------------------
            Bruce K. Lee        Executive Vice President and Director       November 12, 1999

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Directors*
George A. Isaac, III
W. Geoffrey Lyden, III
James D. Sayre
James M. Appold
David P. Bennett
Yale M. Feniger
Harley J. Kripke
Thomas W. Noe
Michael C. Landin
Ronald R. Langenderfer
Noel S. Romanoff
Scott J. Savage

* for each of the above directors pursuant to power of attorney filed with this Registration Statement.

By: /s/ John S. Szuch                                    November 12, 1999
   -----------------------------------                   -----------------------
   (pursuant to power of attorney)                       Date



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                                  EXHIBIT INDEX




      4.1*         Articles of Incorporation of Capital Holdings, Inc.

      4.2**        Amendment to Articles of Incorporation of Capital Holdings,
                   Inc.

      5 Opinion of Werner & Blank Co., L.P.A. as to the legality of the securities

     23.1          Consent of Werner & Blank Co., L.P.A.
                   (contained in the opinion included as Exhibit 5)

     23.2          Consent of Ernst & Young LLP

     24            Power of Attorney


* Incorporated by reference to the Registrant's filing on Form S-1 (File No. 33-46573) Registration Statement, as amended.

**Incorporated by reference to the Registrant's filing on Form S-3 (File No. 333-85837) Registration Statement, as amended.